Exhibit 99.1

HARRAH’S ENTERTAINMENT, INC.

CONSOLIDATING SUPPLEMENTAL FINANCIAL INFORMATION

(UNAUDITED)

	2005 (a)
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(In millions)
Revenues
Las Vegas	$248.8	$316.1	$670.1	$715.0	$1,950.0
Atlantic City	183.2	259.0	562.1	481.4	1,485.7
Louisiana/Mississippi	237.7	266.7	326.5	236.4	1,067.3
Iowa/Missouri	183.2	181.5	184.2	186.1	734.9
Illinois/Indiana	205.5	224.4	292.9	276.7	999.5
Other Nevada	138.7	146.7	186.2	144.2	615.7
Managed/International/Other	22.1	29.0	50.4	55.3	156.9
Total Revenues	$1,219.2	$1,423.4	$2,272.4	$2,095.1	$7,010.0

Income From Operations
Las Vegas	$69.8	$79.5	$146.3	$145.6	$441.1
Atlantic City	42.7	63.8	150.5	96.6	353.6
Louisiana/Mississippi	41.3	40.9	46.4	(107.4)	21.1
Iowa/Missouri	33.7	28.8	30.1	26.5	119.1
Illinois/Indiana	41.2	44.8	52.3	38.8	177.1
Other Nevada	15.6	21.3	50.4	16.0	103.3
Managed/International/Other	3.3	(16.9)	(5.9)	(14.2)	(33.6)
Corporate Expense	(16.4)	(21.9)	(32.4)	(27.0)	(97.7)
Caesars acquisition costs	(4.0)	(16.7)	(15.2)	(19.1)	(55.0)
Total Income from operations	$227.2	$223.6	$422.5	$155.8	$1,029.0

Property EBITDA
Las Vegas	$85.4	$102.0	$193.9	$205.7	$586.9
Atlantic City	63.0	92.0	199.7	138.5	493.2
Louisiana/Mississippi	56.0	58.9	77.6	59.6	252.2
Iowa/Missouri	51.4	48.7	49.0	47.8	196.9
Illinois/Indiana	49.1	54.3	65.4	55.0	223.9
Other Nevada	28.6	33.9	60.5	29.5	152.4
Managed/International/Other	9.7	5.7	9.3	(3.0)	21.7
Total Property EBITDA	$343.2	$395.5	$655.4	$533.1	$1,927.2

The sum of the quarterly amounts may not equal the annual amounts reported due to rounding.

(a)   The historical results presented have been revised to reflect the reclassification of the operating results of Harrah’s Lake Charles to discontinued operations.

HARRAH’S ENTERTAINMENT, INC.

CONSOLIDATING SUPPLEMENTAL FINANCIAL INFORMATION

(UNAUDITED)

	2004 (a)
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(In millions)
Revenues
Las Vegas	$225.2	$235.8	$226.1	$231.7	$918.9
Atlantic City	181.8	193.9	227.2	178.0	780.9
Louisiana/Mississippi	141.1	128.5	235.7	219.1	724.4
Iowa/Missouri	169.1	173.7	185.0	184.3	712.1
Illinois/Indiana	99.0	99.3	202.3	187.2	587.8
Other Nevada	138.9	148.6	174.9	133.6	596.0
Managed/International/Other	17.7	18.9	20.2	20.1	76.7
Total Revenues	$972.8	$998.7	$1,271.4	$1,154.0	$4,396.8

Income From Operations
Las Vegas	$58.9	$58.4	$47.3	$52.3	$217.0
Atlantic City	44.6	52.1	69.4	33.4	199.5
Louisiana/Mississippi	21.8	14.6	38.6	29.8	104.8
Iowa/Missouri	26.5	51.1	34.2	34.5	146.3
Illinois/Indiana	15.7	15.6	38.7	33.0	103.0
Other Nevada	15.2	22.5	41.9	9.5	89.0
Managed/International/Other	2.8	(11.7)	0.3	(9.1)	(17.7)
Corporate Expense	(14.7)	(15.8)	(17.4)	(18.8)	(66.8)
Caesars acquisition costs	—	—	—	(2.3)	(2.3)
Total Income from operations	$170.8	$186.8	$253.0	$162.3	$772.8

Property EBITDA
Las Vegas	$73.3	$72.4	$64.2	$67.1	$276.9
Atlantic City	61.2	69.8	88.3	52.2	271.5
Louisiana/Mississippi	28.3	23.8	53.0	44.5	149.6
Iowa/Missouri	41.4	51.3	52.2	53.8	198.8
Illinois/Indiana	19.8	19.9	46.6	40.0	126.2
Other Nevada	27.4	36.0	55.1	23.6	142.2
Managed/International/Other	9.2	2.5	6.4	1.2	19.2
Total Property EBITDA	$260.6	$275.7	$365.8	$282.4	$1,184.4

The sum of the quarterly amounts may not equal the annual amounts reported due to rounding.

(a)   The historical results presented have been revised to reflect the reclassification of the operating results of Harrah’s Lake Charles to discontinued operations.

HARRAH’S ENTERTAINMENT, INC.

CONSOLIDATING SUPPLEMENTAL FINANCIAL INFORMATION

(UNAUDITED)

	2003 (a)
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(In millions)
Revenues
Las Vegas	$196.9	$188.2	$189.3	$196.5	$770.9
Atlantic City	178.4	206.0	214.6	182.3	781.3
Louisiana/Mississippi	125.0	124.2	140.7	129.5	519.4
Iowa/Missouri	168.2	168.6	174.3	168.6	679.7
Illinois/Indiana	104.8	105.7	92.9	87.2	390.6
Other Nevada	135.5	139.5	172.3	128.6	575.9
Managed/International/Other	21.3	22.9	24.9	21.5	90.6
Total Revenues	$930.1	$955.1	$1,009.0	$914.2	$3,808.4

Income From Operations
Las Vegas	$39.9	$37.0	$32.3	$35.7	$144.9
Atlantic City	43.6	63.0	67.8	42.9	217.3
Louisiana/Mississippi	23.1	15.3	20.5	18.3	77.2
Iowa/Missouri	30.2	31.9	29.4	23.6	115.1
Illinois/Indiana	22.6	17.2	18.6	16.1	74.5
Other Nevada	16.9	18.3	39.4	1.3	75.9
Managed/International/Other	6.8	5.5	3.8	(4.7)	11.4
Corporate Expense	(12.1)	(15.7)	(11.5)	(13.3)	(52.6)
Caesars acquisition costs	—	—	—	—	—
Total Income from operations	$171.0	$172.5	$200.3	$119.9	$663.7

Property EBITDA
Las Vegas	$56.6	$53.1	$48.6	$51.9	$210.2
Atlantic City	58.4	78.7	82.9	58.2	278.2
Louisiana/Mississippi	30.4	25.0	28.6	23.5	107.5
Iowa/Missouri	43.1	45.5	45.1	39.6	173.3
Illinois/Indiana	27.0	21.3	22.6	20.2	91.1
Other Nevada	28.4	30.3	51.7	20.0	130.4
Managed/International/Other	10.4	9.4	10.7	(0.7)	29.8
Total Property EBITDA	$254.3	$263.3	$290.2	$212.7	$1,020.5

The sum of the quarterly amounts may not equal the annual amounts reported due to rounding.

(a)   The historical results presented have been revised to reflect the reclassification of the operating results of Harrah’s Lake Charles to discontinued operations.

HARRAH’S ENTERTAINMENT, INC.

Las Vegas Region

SUPPLEMENTAL FINANCIAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(In millions)
2005
Revenues	$248.8	$316.1	$670.1	$715.0	$1,950.0
Property operating expenses	(163.4)	(214.1)	(476.2)	(509.3)	(1,363.1)
Property EBITDA	85.4	102.0	193.9	205.7	586.9
Depreciation and amortization	(15.3)	(21.3)	(38.9)	(50.9)	(126.4)
Operating profit	70.1	80.7	155.0	154.8	460.5
Amortization of intangible assets	—	—	(7.0)	0.1	(6.9)
Income on interests in nonconsolidated affiliates	—	—	—	—	—
Write-downs, reserves and recoveries and project opening costs	(0.3)	(1.2)	(1.7)	(9.3)	(12.5)
Income from operations	$69.8	$79.5	$146.3	$145.6	$441.1

2004
Revenues	$225.2	$235.8	$226.1	$231.7	$918.9
Property operating expenses	(151.9)	(163.4)	(161.9)	(164.6)	(642.0)
Property EBITDA	73.3	72.4	64.2	67.1	276.9
Depreciation and amortization	(13.7)	(13.5)	(14.2)	(13.9)	(55.1)
Operating profit	59.6	58.9	50.0	53.2	221.8
Amortization of intangible assets	—	—	—	—	—
Income on interests in nonconsolidated affiliates	—	—	—	—	—
Write-downs, reserves and recoveries and project opening costs	(0.7)	(0.5)	(2.7)	(0.9)	(4.8)
Income from operations	$58.9	$58.4	$47.3	$52.3	$217.0

2003
Revenues	$196.9	$188.2	$189.3	$196.5	$770.9
Property operating expenses	(140.3)	(135.1)	(140.7)	(144.6)	(560.7)
Property EBITDA	56.6	53.1	48.6	51.9	210.2
Depreciation and amortization	(16.7)	(16.1)	(16.3)	(16.2)	(65.3)
Operating profit	39.9	37.0	32.3	35.7	144.9
Amortization of intangible assets	—	—	—	—	—
Income on interests in nonconsolidated affiliates	—	—	—	—	—
Write-downs, reserves and recoveries and project opening costs	—	—	—	—	—
Income from operations	$39.9	$37.0	$32.3	$35.7	$144.9

The sum of the quarterly amounts may not equal the annual amounts reported due to rounding.

HARRAH’S ENTERTAINMENT, INC.

Atlantic City Region

SUPPLEMENTAL FINANCIAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(In millions)
2005
Revenues	$183.2	$259.0	$562.1	$481.4	$1,485.7
Property operating expenses	(120.2)	(167.0)	(362.4)	(342.9)	(992.5)
Property EBITDA	63.0	92.0	199.7	138.5	493.2
Depreciation and amortization	(18.5)	(22.2)	(33.3)	(35.1)	(109.1)
Operating profit	44.5	69.8	166.4	103.4	384.1
Amortization of intangible assets	—	—	(11.6)	(3.3)	(14.9)
Income on interests in nonconsolidated affiliates	—	—	—	—	—
Write-downs, reserves and recoveries and project opening costs	(1.8)	(6.0)	(4.3)	(3.5)	(15.6)
Income from operations	$42.7	$63.8	$150.5	$96.6	$353.6

2004
Revenues	$181.8	$193.9	$227.2	$178.0	$780.9
Property operating expenses	(120.6)	(124.1)	(138.9)	(125.8)	(509.4)
Property EBITDA	61.2	69.8	88.3	52.2	271.5
Depreciation and amortization	(16.6)	(17.5)	(17.9)	(18.0)	(70.1)
Operating profit	44.6	52.3	70.4	34.2	201.4
Amortization of intangible assets	—	—	—	—	—
Income on interests in nonconsolidated affiliates	—	—	—	—	—
Write-downs, reserves and recoveries and project opening costs	—	(0.2)	(1.0)	(0.8)	(1.9)
Income from operations	$44.6	$52.1	$69.4	$33.4	$199.5

2003
Revenues	$178.4	$206.0	$214.6	$182.3	$781.3
Property operating expenses	(120.0)	(127.3)	(131.7)	(124.1)	(503.1)
Property EBITDA	58.4	78.7	82.9	58.2	278.2
Depreciation and amortization	(14.7)	(14.5)	(15.0)	(15.4)	(59.6)
Operating profit	43.7	64.2	67.9	42.8	218.6
Amortization of intangible assets	—	—	—	—	—
Income on interests in nonconsolidated affiliates	—	—	—	—	—
Write-downs, reserves and recoveries and project opening costs	(0.1)	(1.2)	(0.1)	0.1	(1.3)
Income from operations	$43.6	$63.0	$67.8	$42.9	$217.3

The sum of the quarterly amounts may not equal the annual amounts reported due to rounding.

HARRAH’S ENTERTAINMENT, INC.

Louisiana/Mississippi Region (a)

SUPPLEMENTAL FINANCIAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(In millions)
2005
Revenues	$237.7	$266.7	$326.5	$236.4	$1,067.3
Property operating expenses	(181.7)	(207.8)	(248.9)	(176.8)	(815.1)
Property EBITDA	56.0	58.9	77.6	59.6	252.2
Depreciation and amortization	(12.2)	(15.7)	(16.2)	(17.3)	(61.3)
Operating profit	43.8	43.2	61.4	42.3	190.9
Amortization of intangible assets	(1.3)	(1.3)	(4.3)	(0.5)	(7.6)
Income on interests in nonconsolidated affiliates	—	—	—	—	—
Write-downs, reserves and recoveries and project opening costs	(1.2)	(1.0)	(10.7)	(149.2)	(162.2)
Income from operations	$41.3	$40.9	$46.4	$(107.4)	$21.1

2004
Revenues	$141.1	$128.5	$235.7	$219.1	$724.4
Property operating expenses	(112.8)	(104.7)	(182.7)	(174.6)	(574.8)
Property EBITDA	28.3	23.8	53.0	44.5	149.6
Depreciation and amortization	(5.3)	(6.5)	(12.7)	(12.1)	(36.6)
Operating profit	23.0	17.3	40.3	32.4	113.0
Amortization of intangible assets	—	—	(1.0)	(1.7)	(2.7)
Income on interests in nonconsolidated affiliates	—	—	—	—	—
Write-downs, reserves and recoveries and project opening costs	(1.2)	(2.7)	(0.7)	(0.9)	(5.5)
Income from operations	$21.8	$14.6	$38.6	$29.8	$104.8

2003
Revenues	$125.0	$124.2	$140.7	$129.5	$519.4
Property operating expenses	(94.6)	(99.2)	(112.1)	(106.0)	(411.9)
Property EBITDA	30.4	25.0	28.6	23.5	107.5
Depreciation and amortization	(6.6)	(7.4)	(6.8)	(5.5)	(26.3)
Operating profit	23.8	17.6	21.8	18.0	81.2
Amortization of intangible assets	—	—	—	—	—
Income on interests in nonconsolidated affiliates	—	—	—	—	—
Write-downs, reserves and recoveries and project opening costs	(0.7)	(2.3)	(1.3)	0.3	(4.0)
Income from operations	$23.1	$15.3	$20.5	$18.3	$77.2

The sum of the quarterly amounts may not equal the annual amounts reported due to rounding.

(a)   The historical results presented have been revised to reflect the reclassification of the operating results of Harrah’s Lake Charles to discontinued operations.

HARRAH’S ENTERTAINMENT, INC.

Iowa/Missouri Region

SUPPLEMENTAL FINANCIAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(In millions)
2005
Revenues	$183.2	$181.5	$184.2	$186.1	$734.9
Property operating expenses	(131.8)	(132.8)	(135.2)	(138.3)	(538.0)
Property EBITDA	51.4	48.7	49.0	47.8	196.9
Depreciation and amortization	(16.4)	(16.2)	(17.2)	(18.0)	(67.8)
Operating profit	35.0	32.5	31.8	29.8	129.1
Amortization of intangible assets	(1.0)	(1.0)	(1.0)	(1.0)	(4.1)
Income on interests in nonconsolidated affiliates	—	—	—	—	—
Write-downs, reserves and recoveries and project opening costs	(0.3)	(2.7)	(0.7)	(2.3)	(5.9)
Income from operations	$33.7	$28.8	$30.1	$26.5	$119.1

2004
Revenues	$169.1	$173.7	$185.0	$184.3	$712.1
Property operating expenses	(127.7)	(122.4)	(132.8)	(130.5)	(513.3)
Property EBITDA	41.4	51.3	52.2	53.8	198.8
Depreciation and amortization	(13.8)	(14.4)	(15.8)	(17.1)	(61.1)
Operating profit	27.6	36.9	36.4	36.7	137.7
Amortization of intangible assets	(1.0)	(1.0)	(1.0)	(1.0)	(4.1)
Income on interests in nonconsolidated affiliates	—	—	—	—	—
Write-downs, reserves and recoveries and project opening costs	(0.1)	15.2	(1.2)	(1.2)	12.7
Income from operations	$26.5	$51.1	$34.2	$34.5	$146.3

2003
Revenues	$168.2	$168.6	$174.3	$168.6	$679.7
Property operating expenses	(125.1)	(123.1)	(129.2)	(129.0)	(506.4)
Property EBITDA	43.1	45.5	45.1	39.6	173.3
Depreciation and amortization	(11.9)	(12.2)	(13.4)	(13.7)	(51.2)
Operating profit	31.2	33.3	31.7	25.9	122.1
Amortization of intangible assets	(1.0)	(1.0)	(1.0)	(1.0)	(4.0)
Income on interests in nonconsolidated affiliates	—	—	—	—	—
Write-downs, reserves and recoveries and project opening costs	—	(0.4)	(1.3)	(1.3)	(3.0)
Income from operations	$30.2	$31.9	$29.4	$23.6	$115.1

The sum of the quarterly amounts may not equal the annual amounts reported due to rounding.

HARRAH’S ENTERTAINMENT, INC.

Illinois/Indiana Region

SUPPLEMENTAL FINANCIAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(In millions)
2005
Revenues	$205.5	$224.4	$292.9	$276.7	$999.5
Property operating expenses	(156.4)	(170.1)	(227.5)	(221.7)	(775.6)
Property EBITDA	49.1	54.3	65.4	55.0	223.9
Depreciation and amortization	(7.3)	(8.6)	(9.6)	(13.1)	(38.6)
Operating profit	41.8	45.7	55.8	41.9	185.3
Amortization of intangible assets	(0.3)	(0.3)	(2.8)	(3.3)	(6.8)
Income on interests in nonconsolidated affiliates	—	—	—	—	—
Write-downs, reserves and recoveries and project opening costs	(0.3)	(0.6)	(0.7)	0.2	(1.4)
Income from operations	$41.2	$44.8	$52.3	$38.8	$177.1

2004
Revenues	$99.0	$99.3	$202.3	$187.2	$587.8
Property operating expenses	(79.2)	(79.4)	(155.7)	(147.2)	(461.6)
Property EBITDA	19.8	19.9	46.6	40.0	126.2
Depreciation and amortization	(4.1)	(4.2)	(7.5)	(6.3)	(22.0)
Operating profit	15.7	15.7	39.1	33.7	104.2
Amortization of intangible assets	—	—	(0.4)	(0.3)	(0.7)
Income on interests in nonconsolidated affiliates	—	—	—	—	—
Write-downs, reserves and recoveries and project opening costs	—	(0.1)	—	(0.4)	(0.5)
Income from operations	$15.7	$15.6	$38.7	$33.0	$103.0

2003
Revenues	$104.8	$105.7	$92.9	$87.2	$390.6
Property operating expenses	(77.8)	(84.4)	(70.3)	(67.0)	(299.5)
Property EBITDA	27.0	21.3	22.6	20.2	91.1
Depreciation and amortization	(4.1)	(4.1)	(4.1)	(4.1)	(16.4)
Operating profit	22.9	17.2	18.5	16.1	74.7
Amortization of intangible assets	—	—	—	—	—
Income on interests in nonconsolidated affiliates	—	—	—	—	—
Write-downs, reserves and recoveries and project opening costs	(0.3)	—	0.1	—	(0.2)
Income from operations	$22.6	$17.2	$18.6	$16.1	$74.5

The sum of the quarterly amounts may not equal the annual amounts reported due to rounding.

HARRAH’S ENTERTAINMENT, INC.

Other Nevada Region

SUPPLEMENTAL FINANCIAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(In millions)
2005
Revenues	$138.7	$146.7	$186.2	$144.2	$615.7
Property operating expenses	(110.1)	(112.8)	(125.7)	(114.7)	(463.3)
Property EBITDA	28.6	33.9	60.5	29.5	152.4
Depreciation and amortization	(12.8)	(12.7)	(12.7)	(12.9)	(51.1)
Operating profit	15.8	21.2	47.8	16.6	101.3
Amortization of intangible assets	(0.2)	(0.2)	(0.2)	(0.2)	(0.7)
Income on interests in nonconsolidated affiliates	—	—	—	—	—
Write-downs, reserves and recoveries and project opening costs	—	0.3	2.8	(0.4)	2.7
Income from operations	$15.6	$21.3	$50.4	$16.0	$103.3

2004
Revenues	$138.9	$148.6	$174.9	$133.6	$596.0
Property operating expenses	(111.5)	(112.6)	(119.8)	(110.0)	(453.8)
Property EBITDA	27.4	36.0	55.1	23.6	142.2
Depreciation and amortization	(11.9)	(12.7)	(12.8)	(13.2)	(50.8)
Operating profit	15.5	23.3	42.3	10.4	91.4
Amortization of intangible assets	(0.2)	(0.2)	(0.2)	(0.2)	(0.7)
Income on interests in nonconsolidated affiliates	—	—	—	—	—
Write-downs, reserves and recoveries and project opening costs	(0.1)	(0.6)	(0.2)	(0.7)	(1.7)
Income from operations	$15.2	$22.5	$41.9	$9.5	$89.0

2003
Revenues	$135.5	$139.5	$172.3	$128.6	$575.9
Property operating expenses	(107.1)	(109.2)	(120.6)	(108.6)	(445.5)
Property EBITDA	28.4	30.3	51.7	20.0	130.4
Depreciation and amortization	(11.4)	(11.5)	(12.0)	(11.9)	(46.8)
Operating profit	17.0	18.8	39.7	8.1	83.6
Amortization of intangible assets	(0.2)	(0.1)	(0.2)	(0.2)	(0.7)
Income on interests in nonconsolidated affiliates	—	—	—	—	—
Write-downs, reserves and recoveries and project opening costs	0.1	(0.4)	(0.1)	(6.6)	(7.0)
Income from operations	$16.9	$18.3	$39.4	$1.3	$75.9

The sum of the quarterly amounts may not equal the annual amounts reported due to rounding.

HARRAH’S ENTERTAINMENT, INC.

Managed/International/Other Region

SUPPLEMENTAL FINANCIAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(In millions)
2005
Revenues	$22.1	$29.0	$50.4	$55.3	$156.9
Property operating expenses	(12.4)	(23.3)	(41.1)	(58.3)	(135.2)
Property EBITDA	9.7	5.7	9.3	(3.0)	21.7
Depreciation and amortization	(4.9)	(7.2)	(9.9)	(9.5)	(31.4)
Operating profit	4.8	(1.5)	(0.6)	(12.5)	(9.7)
Amortization of intangible assets	(0.7)	(0.6)	(5.6)	(2.1)	(8.9)
Income on interests in nonconsolidated affiliates	(0.2)	—	0.8	0.6	1.2
Write-downs, reserves and recoveries and project opening costs	(0.6)	(14.8)	(0.5)	(0.2)	(16.2)
Income from operations	$3.3	$(16.9)	$(5.9)	$(14.2)	$(33.6)

2004
Revenues	$17.7	$18.9	$20.2	$20.1	$76.7
Property operating expenses	(8.5)	(16.4)	(13.8)	(18.9)	(57.5)
Property EBITDA	9.2	2.5	6.4	1.2	19.2
Depreciation and amortization	(3.8)	(4.1)	(4.8)	(4.8)	(17.4)
Operating profit	5.4	(1.6)	1.6	(3.6)	1.8
Amortization of intangible assets	—	—	(0.6)	(0.6)	(1.3)
Income on interests in nonconsolidated affiliates	0.5	(0.2)	(0.7)	(0.6)	(0.9)
Write-downs, reserves and recoveries and project opening costs	(3.1)	(9.9)	—	(4.3)	(17.3)
Income from operations	$2.8	$(11.7)	$0.3	$(9.1)	$(17.7)

2003
Revenues	$21.3	$22.9	$24.9	$21.5	$90.6
Property operating expenses	(10.9)	(13.5)	(14.2)	(22.2)	(60.8)
Property EBITDA	10.4	9.4	10.7	(0.7)	29.8
Depreciation and amortization	(3.7)	(3.8)	(3.9)	(3.8)	(15.2)
Operating profit	6.7	5.6	6.8	(4.5)	14.6
Amortization of intangible assets	—	—	—	—	—
Income on interests in nonconsolidated affiliates	0.1	(0.1)	(0.5)	(0.4)	(0.9)
Write-downs, reserves and recoveries and project opening costs	—	—	(2.5)	0.2	(2.3)
Income from operations	$6.8	$5.5	$3.8	$(4.7)	$11.4

The sum of the quarterly amounts may not equal the annual amounts reported due to rounding.

HARRAH’S ENTERTAINMENT, INC.

TOTAL ALL REGIONS

SUPPLEMENTAL FINANCIAL INFORMATION

RECONCILIATION OF PROPERTY EBITDA TO INCOME FROM OPERATIONS

(UNAUDITED)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(In millions)
2005
Revenues	$1,219.2	$1,423.4	$2,272.4	$2,095.1	$7,010.0
Property operating expenses	(876.0)	(1,027.9)	(1,617.0)	(1,562.0)	(5,082.8)
Property EBITDA	343.2	395.5	655.4	533.1	1,927.2
Depreciation and amortization	(87.4)	(103.9)	(137.8)	(156.8)	(485.7)
Operating profit	255.8	291.6	517.6	376.3	1,441.5
Amortization of intangible assets	(3.5)	(3.4)	(32.5)	(10.3)	(49.9)
Income on interests in nonconsolidated affiliates	(0.2)	—	0.8	0.6	1.2
Write-downs, reserves and recoveries and project opening costs	(4.5)	(26.0)	(15.8)	(164.7)	(211.1)
Corporate expense	(16.4)	(21.9)	(32.4)	(27.0)	(97.7)
Caesars acquisition costs	(4.0)	(16.7)	(15.2)	(19.1)	(55.0)
Income from operations	$227.2	$223.6	$422.5	$155.8	$1,029.0

2004
Revenues	$972.8	$998.7	$1,271.4	$1,154.0	$4,396.8
Property operating expenses	(712.2)	(723.0)	(905.6)	(871.6)	(3,212.4)
Property EBITDA	260.6	275.7	365.8	282.4	1,184.4
Depreciation and amortization	(69.2)	(72.9)	(85.7)	(85.4)	(313.1)
Operating profit	191.4	202.8	280.1	197.0	871.3
Amortization of intangible assets	(1.2)	(1.2)	(3.2)	(3.8)	(9.5)
Income on interests in nonconsolidated affiliates	0.5	(0.2)	(0.7)	(0.6)	(0.9)
Write-downs, reserves and recoveries and project opening costs	(5.2)	1.2	(5.8)	(9.2)	(19.0)
Corporate expense	(14.7)	(15.8)	(17.4)	(18.8)	(66.8)
Caesars acquisition costs	—	—	—	(2.3)	(2.3)
Income from operations	$170.8	$186.8	$253.0	$162.3	$772.8

2003
Revenues	$930.1	$955.1	$1,009.0	$914.2	$3,808.4
Property operating expenses	(675.8)	(691.8)	(718.8)	(701.5)	(2,787.9)
Property EBITDA	254.3	263.3	290.2	212.7	1,020.5
Depreciation and amortization	(69.0)	(69.7)	(71.5)	(70.6)	(280.6)
Operating profit	185.3	193.6	218.7	142.1	739.9
Amortization of intangible assets	(1.2)	(1.2)	(1.2)	(1.2)	(4.8)
Income on interests in nonconsolidated affiliates	0.1	—	(0.5)	(0.4)	(0.9)
Write-downs, reserves and recoveries and project opening costs	(1.1)	(4.2)	(5.2)	(7.3)	(17.9)
Corporate expense	(12.1)	(15.7)	(11.5)	(13.3)	(52.6)
Income from operations	$171.0	$172.5	$200.3	$119.9	$663.7

The sum of the quarterly amounts may not equal the annual amounts reported due to rounding.